UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2016 (December 7, 2016)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On December 7, 2016, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fourth quarter ended October 31, 2016. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)
the Company's net income, excluding the impact of special items, for the fourth quarter of 2016, the fourth quarter of 2015, the fiscal year 2016 and the fiscal year 2015, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition related costs, plus non-cash asset impairment charges, less timberland gains, less gains or plus losses, as applicable, on disposal of properties, plants, equipment and businesses, net, plus the impact of Venezuela devaluation on cost of products sold, less the impact of Venezuela devaluation on other (income) expense, net of tax and noncontrolling interest, each on a consolidated basis for the applicable period;

(ii)
earnings per diluted class A share of the Company, excluding the impact of special items, for the fourth quarter of 2016, the fourth quarter of 2015, the fiscal year 2016 and the fiscal year 2015, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus acquisition related costs, plus non-cash asset impairment charges, less timberland gains, less gains or plus losses, as applicable, on disposal of properties, plants, equipment and businesses, net, plus the impact of Venezuela devaluation on cost of products sold, less the impact of Venezuela devaluation on other (income) expense, net of tax and noncontrolling interest, each on a consolidated basis for the applicable period;

(iii)
the Company’s consolidated net sales for the fourth quarter of 2016, compared to the fourth quarter of 2015 and for the fiscal year 2016 compared to the fiscal year 2015, after adjusting for the effect of divestitures for both periods and currency translation for the fourth quarter of 2016 and fiscal year 2016, as the case may be, which is equal to the Company’s consolidated net sales for the applicable period, after adjusting each period for divestitures occurring during fiscal years 2016 and 2015 and after adjusting the fourth quarter of 2016 and the fiscal year 2016, as the case may be, for currency translation for the applicable period;

(iv)
the Company's consolidated operating profit, before special items, for the fourth quarter of 2016, the fourth quarter of 2015, the fiscal year 2016 and the fiscal year 2015, which is equal to the Company's consolidated operating profit for the applicable period plus restructuring charges, plus acquisition related costs, plus non-cash asset impairment charges, less timberland gains, less gains or plus losses, as applicable, on disposal of properties, plants, equipment and businesses, net, plus the impact of Venezuela devaluation on cost of products sold, net of tax, each on a consolidated basis for the applicable period, along with the Company's consolidated operating profit margin before special items for the fourth quarter of 2016, the fourth quarter of 2015, the fiscal year 2016 and the fiscal year 2015 which is equal to the amounts of the non-GAAP Measure described above for the applicable period divided by the Company's consolidated net sales for the applicable period;

(v)
the Company’s consolidated free cash flow for the fourth quarter of 2016, the fourth quarter of 2015, the fiscal year 2016 and the fiscal year 2015 which is equal to the Company’s consolidated net cash provided by operating activities for the applicable period less cash paid for capital expenditures for the applicable period;

(vi)
net sales after adjusting for the effect of divestitures and currency translation for the Company’s Rigid Industrial Packaging business segment for the fourth quarter of 2016 and the fourth quarter of 2015, which is equal to that business segment’s net sales for the applicable quarter, after adjusting for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment and after adjusting the fourth quarter of 2016 for currency translation;

(vii)
operating profit before special items and excluding the impact of divestitures for the Company’s Rigid Industrial Packaging & Services business segment for the fourth quarter of 2016 and the fourth quarter of 2015, which is equal to that business segment’s operating profit plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus loss on disposal of properties, plants, equipment, and businesses, net, and further adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment;

(viii)
net sales excluding the impact of divestitures for the Company's Flexible Products & Services business segment for the fourth quarter of 2016 and the fourth quarter of 2015, which is equal to that business segment's net sales for the applicable quarter as adjusted for divestitures occurring during fiscal years 2016 and 2015 as applicable to that business segment; and

(ix)
operating profit before special items for the Company’s Flexible Products & Services business segment for the fourth quarter of 2016 and the fourth quarter of 2015, which is equal to that business segment’s operating loss plus restructuring charges, plus non-cash asset impairment charges, plus loss on disposal of properties, plants, equipment, and businesses, net;

The Earnings Release also included a forward-looking non-GAAP financial measure, 2017 Class A earnings per share excluding gains and losses on the disposal of businesses, timberland or properties, plants and equipment, net, non-cash asset impairment charges due to unanticipated changes in business, restructuring-related activities or acquisition costs, and the income tax effects of these items and other income tax-related events. No reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified special items (restructuring charges, acquisition related costs, non-cash asset impairment charges, timberland gains, disposals of properties, plants , equipment and businesses, net, and Venezuela devaluation), divestitures and currency translation enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified special items, divestitures and currency translation provide a stable platform on which to compare the historical performance of the Company than the most nearly equivalent GAAP data and that investors desire this information. Management believes that the use of consolidated free cash flow, which excludes cash paid for capital expenditures from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.
On December 7, 2016, the Company released recorded remarks of management, made available on the Company’s website at www.greif.com/investors, regarding the Company’s financial results for its fourth quarter ended October 31, 2016. The file transcript of management’s recorded remarks is attached as Exhibit 99.2 to this Current Report on Form 8-K.
On December 8, 2016, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its fourth quarter ended October 31, 2016. The file transcript of the Conference Call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 7, 2016 announcing the financial results for its fourth quarter ended October 31, 2016.
99.2
File transcript of recorded remarks of management of Greif, Inc., made available on the Company's website at www.greif.com/investors on December 7, 2016, regarding the financial results for its fourth quarter ended October 31, 2016.

99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 8, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 13, 2016	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 7, 2016 announcing the financial results for its fourth quarter ended October 31, 2016.
99.2
File transcript of recorded remarks of management of Greif, Inc., made available on the Company's website at www.greif.com/investors on December 7, 2016, regarding the financial results for its fourth quarter ended October 31, 2016.

99.3	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 8, 2016.